EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Roger J. Lias, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avid Bioservices, Inc. on Form 10-K for the fiscal year ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Avid Bioservices, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Avid Bioservices, Inc.

By:	/s/ Roger J. Lias, Ph.D.
Name:	Roger J. Lias, Ph.D.
Title:	President and Chief Executive Officer (Principal Executive Officer)
Date:	July 16, 2018

I, Stephen Hedberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Avid Bioservices, Inc. on Form 10-K for the fiscal year ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Avid Bioservices, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Avid Bioservices, Inc.

By:	/s/ Stephen Hedberg
Name:	Stephen Hedberg
Title:	Principal Financial Officer
Date:	July 16, 2018

A signed original of this written statement required by Section 906 has been provided to Avid Bioservices, Inc. and will be retained by Avid Bioservices, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.